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                                EXHIBIT 10.12

                          SHAREHOLDERS' AGREEMENT

     SHAREHOLDERS' AGREEMENT ("AGREEMENT") made as of November 14, 1994 by and among ELECTRA INVESTMENT TRUST P.L.C., a corporation organized under the laws of England ("EIT"), ELECTRA ASSOCIATES, INC., a Delaware corporation ("ASSOCIATES" and, together with EIT and any permitted transferee, the "INSTITUTIONAL SHAREHOLDERS"), the individuals listed on the signature pages hereto (the "INVESTORS", and each, an "INVESTOR", and, together with the Institutional Shareholders, the "SHAREHOLDERS", and each, a "SHAREHOLDER") and FAMILY BOOKSTORES COMPANY, INC., a Michigan corporation (the "COMPANY"). Capitalized terms used and not defined herein shall have the respective meanings given such terms in the Securities Purchase Agreement described below.

     WHEREAS, the Institutional Shareholders have been granted the right to purchase certain shares of Common Stock, par value $1.00 per share (the "COMMON STOCK"), of the Company pursuant to that certain Securities Purchase Agreement of even date herewith, among the Institutional Shareholders and the Company (the "SECURITIES PURCHASE AGREEMENT") and the Warrants, designated as Series A, B, C and D, issued thereunder (collectively, together with all warrants issued upon transfer, division or combination, or in exchange or substitution therefor, as provided in the respective Warrant, the "WARRANTS"). Except as expressly provided to the contrary herein, for purposes of this Shareholders' Agreement, each holder of a Warrant, as permitted under the Warrant, shall be treated as if such holder held that number of shares of the Company's Common Stock or other securities for which such Warrant may at the time be exercised as if, at such time, all such Warrants had been exercised in full. Each Institutional Shareholder shall be deemed to be a Shareholder hereunder and each share of Warrant Stock (as defined in the Warrants and as provided in the immediately preceding sentence) shall be deemed to be a Share (as defined below);

     WHEREAS, the Shareholders are the holders of all of the shares of Common Stock currently outstanding and are the holders of all outstanding Warrants (such outstanding Common Stock, all shares of Common Stock issued or issuable from time to time upon exercise of the Warrants, all Common Stock which is now or may hereafter be held by the Shareholders and all Common Stock which may be issued to the Shareholders in a dividend, distribution, reclassification of the Common Stock, spin-off, split-up, recapitalization, merger, consolidation or any similar corporate event or arrangement of securities of the Company shall be collectively referred to herein as the "SHARES");

     WHEREAS, the Shareholders desire to promote their mutual interests and the interests of the Company by providing in this Agreement for the terms and conditions governing the transfer of shares of Common Stock, the management and operation of the Company, the relations among the Shareholders and certain other matters; and
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     WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company that the Company enter into this Agreement.

     NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledge, the parties hereby covenant and agree as follows.

                          1.  GENERAL PROVISIONS

     1.1 SHARES SUBJECT TO THIS AGREEMENT. The Shareholders expressly agree that the terms and restrictions of this Agreement shall apply to all Shares which any of them now owns or hereafter acquires by any means, including without limitation by purchase, assignment or operation of law, or as a result of any stock dividend, stock split, reorganization, reclassification, whether voluntary or involuntary, or other similar transaction.

     1.2 NO PARTNERSHIP RELATIONSHIP. Notwithstanding, but not in limitation of, any other provision of this Agreement, the parties understand and agree that the creation, management and operation of the Company shall not create or imply a general partnership between or among the Shareholders and shall not make any Shareholder the agent or partner of any other Shareholder for any purpose.

                          2.  BOARD OF DIRECTORS

     2.1 ELECTION OF DIRECTORS. Each Shareholder agrees that, for so long as such Shareholder holds any Shares, such Shareholder shall take or cause to be taken such actions as may be required from time to time to establish and maintain the number of persons comprising the Board of Directors of the Company up to a maximum of five (5), prior to the consummation of an Initial Public Offering and, from and after the consummation of an Initial Public Offering, for so long as the Institutional Shareholders own at least 10% of the Shares on a Fully Diluted Basis, up to a maximum of eight (8), as the Shareholders, in their discretion, may determine from time to time, and to elect two persons (the "INSTITUTIONAL DIRECTORS") designated by the holders of a majority of the Shares held by the Institutional Shareholders (the "MAJORITY INSTITUTIONAL SHAREHOLDERS"); PROVIDED, HOWEVER, (i) if the Institutional Shareholders cease to own at least 10% of the Shares on a Fully Diluted basis, the Shareholders shall elect one Institutional Director designated by the Majority Institutional Shareholders, and (ii) if the Institutional Shareholders cease to own at least 5% of the Shares on a Fully Diluted basis, the Shareholders shall have no further obligation to elect Institutional Directors under this Section 2.1. The Company shall cause such Institutional Directors to be included in the list of persons nominated by the Company for election as directors of the Company at any meeting of Shareholders called for such purpose. Without limiting the

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generality of the foregoing, at each annual meeting of the Shareholders, and at each special meeting of the Shareholders called for the purpose of electing directors of the Company, and at any time at which the Shareholders have the right to, or shall, elect directors of the Company, then, and in each event, the Shareholders shall vote all Shares owned by them (or shall consent in writing in lieu of a meeting of Shareholders, as the case may be) to set the number of, and to elect persons as, directors of the Company in accordance with the preceding provisions of this Section
2.1. It is hereby acknowledged and agreed that nothing herein contained shall limit or in any way affect any voting rights which Institutional Shareholders may have.

     2.2 REMOVAL OF DIRECTORS; FILLING OF VACANCIES. The Shareholders and the Company (i) shall each take all actions necessary to remove forthwith the Institutional Directors when such removal is requested for any reason, with or without cause, by the Majority Institutional Shareholders, and (ii) may take action to remove, by the vote of a majority of the outstanding Shares on a Fully Diluted Basis, any director of the Company for cause. In the case of the death, resignation or removal as herein provided of the Institutional Directors, each Shareholder shall vote all Shares directly or indirectly owned by him to elect another person designated by the Majority Institutional Shareholders. Unless time is of the essence to take any action, the Shareholders and the Company each agree to use his or its best efforts to prevent any action from being taken by the Board of Directors during the pendency of any vacancy due to the death, resignation or removal of the Institutional Directors unless the Majority Institutional Shareholders shall have failed for a period of thirty (30) days after written notice of such vacancy to designate a replacement.

     2.3 AUDIT AND COMPENSATION COMMITTEES. The Shareholders and the Company shall each take or cause to be taken such actions as may be required from time to time to establish and maintain audit and compensation committees of the Board of Directors of the Company, each comprised of no more than three members, having such duties and responsibilities customary for such committees, and to elect no more than one of the Institutional Directors to each of such committees.

     2.4 DIRECTOR EXPENSES. The Company shall reimburse the Institutional Directors for all reasonable out-of-pocket costs and expenses (including travel expense) incurred in connection with their attendance at meetings of the Board of Directors or committees thereof consistent with the Company's general reimbursement policies.

     2.5 TRANSFER. The right under this Section 2 to designate any Institutional Director, and the other rights related thereto set forth in this Section 2, shall inure to the benefit of, and be enforceable by: (i) the initial transferee of 50% or more of the Warrants or the shares of Common Stock issued upon exercise of the Warrants, as permitted thereunder (the "INITIAL TRANSFEREE"), and (ii) the subsequent transferees of the

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entire interest of such Initial Transferee; PROVIDED, HOWEVER, that (a) so long as the Institutional Shareholders shall have the right to designate two Institutional Directors as provided in Section 2.1, then the Initial Transferee, and the subsequent transferees of such Initial Transferee, shall have the right to designate one of such two Institutional Directors, and (b) in the event that the Institutional Shareholders shall have the right to designate only one Institutional Director as provided in Section 2.1, then EIT and Associates shall have the right to designate such Institutional Director, PROVIDED, FURTHER, that such right to designate such Institutional Director shall inure to the benefit of, and be enforceable by, the transferee of the entire remaining interest of EIT and Associates in the Warrants.

                      3.  CERTAIN SHAREHOLDER MATTERS

     3.1  PERCENTAGE MAINTENANCE.

          3.1.1 NOTICE OF NEW ISSUANCE. Subject to Sections 7E and 7Q of the Securities Purchase Agreement, from and after the date hereof until the consummation of an Initial Public Offering, except with respect to "Exempt Issuances" as defined in Section 3.1.3, in the event that the Company proposes to issue any (i) shares of Common Stock, (ii) warrants, options or other rights to purchase Common Stock (collectively, "RIGHTS"), or (iii) any debentures or other securities convertible into or exchangeable for shares of Common Stock (collectively, "CONVERTIBLE SECURITIES"), the Company will deliver to the Institutional Shareholders a notice (the OFFER NOTICE") not more than 30 nor less than 10 days prior to the completion of such issuance (the "NEW ISSUANCE"), stating the price and other terms and conditions thereof. In addition, the Company shall promptly notify each Institutional Shareholder of any proposed New Issuance upon the retention of any investment banking or financial advisory firm in connection with such issuance or upon the execution of any letter of intent or agreement relating to any such issuance or if any action is taken by the Board of Directors of the Company concerning any proposal to make any New Issuance.

          3.1.2 RIGHT TO PURCHASE SHARES, RIGHTS OR CONVERTIBLE SECURITIES. In the event of any proposed New Issuance (other than an Exempt Issuance), each Institutional Shareholder shall have the right to purchase with the Investors a pro rata portion of the shares of Common Stock, Rights or Convertible Securities proposed to be issued by the Company in such New Issuance at the price and on the terms upon which the Company proposes to make the New Issuance, such price to be paid in full, at the time of issuance of such securities to the Institutional Shareholders, in cash or, if the consideration for such New Issuance is other than cash, the fair market value of the non-cash consideration offered, such fair market value to be determined by an investment banking firm acceptable to the Institutional Shareholders.

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     The PRO RATA portion of the shares of Common Stock, Rights or
     Convertible Securities proposed to be issued in such New Issuance that each Institutional Shareholder shall be entitled to purchase hereunder shall be determined as of the date immediately preceding the proposed New Issuance, by treating each Institutional Shareholder, for the purpose of such computation, as the holder of the number of shares of Common Stock then held by it and the number of shares of Common Stock which would be issuable to it upon conversion, exercise and exchange of all Rights and Convertible Securities then held by it and assuming the like conversion, exercise and exchange of all such securities held by other persons. The rights set forth in this Section 3.1.2 shall be exercised by the Institutional Shareholders, if at all, by written notice to the Company delivered not later than thirty (30) days after the receipt by the Institutional Shareholders of the Offer Notice in accordance with the terms and conditions stated therein, and such right shall expire with respect to each Institutional Shareholder at the end of the thirtieth day after the day of the receipt by such Institutional Shareholders of the Offer Notice; PROVIDED, HOWEVER, that if, subsequent to the Offer Notice, a price change of more than five percent occurs, or if any change occurs in the type of consideration to be received by the Company in such New Issuance, the Company shall provide the Institutional Shareholder with notice of the change in price or consideration, and the Institutional Shareholder's rights shall expire at the later of the end of the thirtieth day after the day of receipt of the original Offer Notice or the fifth day after receipt of the notice of such change in price or consideration, as the case may be. The rights of the Institutional Shareholders under this
     Section 3.1 shall inure to the benefit of and be enforceable by any transferee of the Institutional Shareholders which is an Initial Transferee of the Institutional Shareholders.

          3.1.3 EXEMPT ISSUANCES. For purposes of this Agreement, "Exempt Issuances" are issuances that are otherwise not prohibited by the Securities Purchase Agreement and the Warrants and in which shares of Common Stock or Rights or Convertible Securities of the Company are issued (i) as a dividend or distribution payable pro rata to all holders of Common Stock or Convertible Securities (in which case the Institutional Shareholders shall receive additional Shares or Warrants pursuant to the terms of Section 4 of the Warrants); (ii) to employees, officers, directors, consultants, advisors and other persons performing services for the Company pursuant to the Performance Plan (a "STOCK PLAN ISSUANCE"); (iii) in connection with the conversion or exercise of any Rights or Convertible Securities existing on the date hereof or hereinafter issued in compliance herewith; (iv) pursuant to an Initial Public Offering, the closing of which is on or after the date hereof; (v) pursuant to Warrants or Warrant Stock as defined in and pursuant to the Warrants; (vi) with respect to an issuance of Shares as to which an Institutional Shareholder has had the opportunity to participate pursuant to this

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     Section 3.1 and has elected not to; or (vii) requiring an adjustment pursuant to Section 4 of the Warrants as a result thereof.

     3.2 LEGEND ON STOCK CERTIFICATES. The Company will cause all certificates or other instruments representing shares of the Company's Capital Stock, now issued and outstanding or hereafter issued and to which the provisions of this Agreement apply, to be endorsed conspicuously on the face thereof with the following legend:

     "The shares represented by this certificate are subject to a certain Shareholders' Agreement, dated as of November 14, 1994, and a Buy and Sell Agreement, dated as of November 14, 1994, by and among the Company and the stockholders of the Company, as amended from time to time, copies of which agreements are available for inspection at the offices of the Company or may be available upon request."

     3.3 VOTING RIGHTS. The Investors agree that for any resolution submitted to the Investors for a vote or written consent of shareholders of the Company, (i) the Institutional Shareholders shall receive prompt written notice of the proposed resolution, and (ii) before the Investors take any action on such resolution (the "FINAL VOTE"), on a preliminary basis, the Investors and the Institutional Shareholders will be entitled to indicate their desired result on such resolution as if the Institutional Shareholders were shareholders of the Company (the "PRELIMINARY VOTE") by submitting preliminary votes, by ballot or otherwise. The result of the Preliminary Vote shall be determined by the persons holding a majority of the shares that are voted in the Preliminary Vote, unless a higher percentage would be required by applicable law. For purposes of the Preliminary Vote, the Institutional Shareholders shall be deemed to hold as of the record date the number of shares of Common Stock for which any Warrants that are held by the Institutional Shareholders as of the record date may at the time be exercised as if, at such time, all such Warrants have been exercised in full. Each Investor agrees that for so long as such Investor is a shareholder of the Company, such Investor shall take or cause to be taken such actions as may be required to cause the vote or written consent in the Final Vote to be for or against such resolution as determined by the result of the Preliminary Vote on the resolution. It is hereby acknowledged and agreed that nothing herein contained shall limit or in any way affect the right of any Investor to dissent from any vote of the shareholders of the Company. Notwithstanding the foregoing, for so long as the Institutional Shareholders own at least 10% but no more than 28% of the Shares on a Fully Diluted Basis, the Institutional Shareholders shall have no rights under this Section 3.3 with respect to the election of directors of the Company other than the election or removal of Institutional Directors or the filling of vacancies in respect thereof. The rights under this Section 3.3 are intended to be for the benefit of all holders from time to time of the Warrants, in accordance with the provisions thereof, and shall be enforceable by any such holder.


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                    4.  REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS AND WARRANTIES OF INSTITUTIONAL SHAREHOLDERS. Each Institutional Shareholder hereby represents and warrants to the Company and to each other Shareholder as follows:

          (a) ORGANIZATION AND AUTHORITY. Such Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. Such Shareholder has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

          (b) CORPORATE ACTION. Such Shareholder has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

          (c) BINDING OBLIGATION. This Agreement constitutes a valid and binding obligation of such Shareholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights and remedies of creditors generally, and by general principles of equity.

     4.2  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.  Each
Shareholder who is an individual hereby represents and warrants to the Company and to each other Shareholder as follows:

          (a) NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation of, or default under, or conflict with, or require any consent under any term or provision of, any contract, commitment, indenture, lease or other agreement to which such Shareholder is a party or by which such Shareholder or any of his assets is bound.

          (b) BINDING OBLIGATION. This Agreement constitutes a valid and binding obligation of such Shareholder, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights and remedies of creditors generally, and by general principals of equity.

     4.3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Shareholders as follows:

          (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
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          (b)  CORPORATE ACTION.  The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

          (c) BINDING OBLIGATION. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the rights and remedies of creditors generally, and by general principles of equity.

          (d)  CAPITALIZATION.  The Company's representation contained in
     Section 9C of the Securities Purchase Agreement is true and complete as of the date hereof.

                             5.  MISCELLANEOUS

     5.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid:

     If to the Company to:

          Family Bookstores Company, Inc.
          5300 Patterson, S.E.
          Grand Rapids, Michigan 49530
          Telephone:  (616) 554-8600
          Telecopier:  (616) 554-8608
          Attention:  President

     With a copy to:

          Warner Norcross & Judd
          900 Old Kent Building
          111 Lyon Street, N.W.
          Grand Rapids, Michigan 49530-2489
          Telephone:  (616) 752-2000
          Telecopier:  (616) 752-2500
          Attention:  John G. Cameron, Jr., Esq.

     If to EIT or Associates:

          65 Kingsway
          London, England WC2B 6QT
          Telecopier:  011-44-71-404-5388
          Attention:  Philip J. Dyke

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     With copies to:

          Electra, Inc.
          70 East 55th Street
          New York, New York 10022
          Telephone:  (212) 319-0081
          Telecopier:  (212) 319-3069
          Attn:  John L. Pouschine, Senior Vice President

     With copies to:

          Willkie Farr & Gallagher
          One Citicorp Center
          153 East 53rd Street
          New York, New York 10022-4677
          Telephone:  (212) 821-8000
          Telecopier:  (212) 821-8111
          Attention:  Peter J. Hanlon, Esq.

     If to the Investors:

          To the respective addresses set forth under such Investors' names on the signature pages hereto.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth business day following the day such mailing is made. Any party, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications.

     5.2 ENTIRE AGREEMENT. This Agreement and the other documents referenced herein embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement. The Company and the Shareholders acknowledge and agree that nothing contained herein shall limit the effect of the provisions of, or constitute a waiver or consent under, the Securities Purchase Agreement or the Warrants.



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     5.3  AMENDMENTS.  The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the Company, the Majority Institutional Shareholders and the holders of a majority of the Shares held by the Investors; PROVIDED, that no amendment or modification which would materially adversely affect an Investor can be made without the Investor's written consent.

     5.4 WAIVERS AND CONSENTS. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom may be granted, only by written document executed by the Company and the Institutional Shareholders. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     5.5 SUCCESSOR AND ASSIGNS. The rights and obligations under this Agreement may not be assigned by any party hereto unless expressly permitted by the provisions hereof.

     5.6 BENEFIT. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     5.7 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, without giving effect to the conflict of law principles thereof.

     5.8 JURISDICTION AND SERVICE OF PROCESS. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the State of New York or of the United States of America for the Southern District of New York. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts but such acceptance shall be only for any claims or proceedings relating to this Agreement. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the party at its address set forth in Section 5.1 hereof.

     5.9 SEVERABILITY. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then

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such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect.
In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     5.10 INTERPRETATION.  The parties hereto acknowledge and agree that:
(i) each party and its or their counsel has reviewed and negotiated, or has had the opportunity to review and negotiate, the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     5.11 HEADINGS AND CAPTIONS. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

     5.12 SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other parties were not performed in accordance with their specific terms or were otherwise beached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by any other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

     5.13 NO WAIVER OF RIGHTS, POWERS AND REMEDIES. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing among the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.
                                      -11-

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     5.14 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.  All
representations, warranties and covenants made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive (i) the execution and delivery hereof, and (ii) any investigations made by or on behalf of the parties, and shall remain in full force and effect for a period of ten (10) years following the date hereof. No claim shall be made by a party for any alleged misrepresentation or breach of warranty by the other party unless notice for such claim shall have been given to the other party in accordance with the notice provisions hereof prior to the expiration of the survival period specified above with respect to such representation or warranty.

     5.15 EXPENSES. It is hereby agreed that the Company shall pay the reasonable fees and expenses (including the reasonable fees of any attorneys, accountants, appraisers or others engaged by such party) of the Institutional Shareholders in connection with the preparation or enforcement of, or of any requests for consents or waivers under, this Agreement, including any subsequent amendments or waivers; PROVIDED, HOWEVER, that the Company shall be obligated to reimburse the Institutional Shareholders for such fees of only a single attorney, accountant, appraiser or other person, as applicable, engaged on behalf of the Institutional Shareholders, and such fees shall exclude any fees for services and costs related to any disputes among the Institutional Shareholders with respect to any consent or waiver under or enforcement of this Agreement.

     5.16 NO BROKER OR FINDER. Each of the parties hereto represents and warrants to the others that no broker, finder or other financial consultant, has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the others harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

     5.17 PUBLICITY. No party shall issue any press releases or otherwise make any public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other parties, except as may be required by law.

     5.18 COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.19 CERTAIN TRANSFERS. Notwithstanding the foregoing, no Shares held by the Investors may be sold, transferred or otherwise disposed of unless the transferee of such Shares agrees in writing to be bound by all terms of this Agreement.
                                      -12-

     5.20 INAPPLICABILITY TO CERTAIN LENDERS. Except (a) with respect to the election of directors of the Company to the extent and as provided in Sections 2.1, 2.2 and 2.3 hereof (whether before or after any acceleration of the maturity of the Loans or the Agent's foreclosure on any pledged shares), (b) with respect to the provisions of Section 3.3 hereof (but not after any acceleration of the maturity of the Loans or any foreclosure by the Agent on any pledged shares), and (c) with respect to preemptive rights as provided in Section 3.1 of this Agreement, nothing contained in this Agreement shall be applicable to (w) the Bank of Scotland, either individually or as a Bank party to the Loan Agreement, (x) any other financial institution from time to time party to the Loan Agreement (but only in its capacity as a "Bank" under the Loan Agreement), (y) the Bank of Scotland (or any successor agent) in its capacity as agent for the Banks (the "AGENT"), or (z) any Bank Transferee.

     As used in this Section 5.20, the following terms have the following meanings:

     "LOANS" shall have the meaning provided for such term in the Loan
Agreement.

     "BANK TRANSFEREE" shall mean and include (a) each Person (an "INITIAL BANK TRANSFEREE") who acquired any equity security issued by the Company from any person or entity referenced in any of clauses (w), (x) or (y) above and (b) each Person who acquires the relevant (or any successor) shares, directly or indirectly, from any Initial Bank Transferee or any subsequent transferee.

     The provisions of this Section 5.20 may not be amended, supplemented or otherwise modified without the consent of the Bank of Scotland and (if different) the Agent.

     IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' Agreement or caused this Shareholders' Agreement to be executed by their duly authorized representatives, as of the date first written above.


                              FAMILY BOOKSTORES COMPANY, INC.


                              By: /S/ LESLIE E. DIETZMAN
                                  ----------------------------
                                  Name:  Leslie E. Dietzman
                                  Title: President

                              ELECTRA INVESTMENT TRUST P.L.C.


                              By:_____________________________
                                 Name:
                                 Title:


                              ELECTRA ASSOCIATES, INC.


                              By:_________________________________
                                 Name:
                                 Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Shareholders' Agreement or caused this Shareholders' Agreement to be executed by their duly authorized representatives, as of the date first written above.

                              FAMILY BOOKSTORES COMPANY, INC.


                              By:_____________________________
                                 Name:
                                 Title:


                              ELECTRA INVESTMENT TRUST P.L.C.


                              By: /S/ H.A.L.H. MUMFORD
                                  ----------------------------
                                 Name:  H.A.L.H. Mumford
                                 Title:    Director


                              ELECTRA ASSOCIATES, INC.


                              By: /S/ R.J. LEWIS
                                  ----------------------------
                                 Name:  R.J. Lewis
                                 Title:    Director


                              INVESTORS:

                                  /S/ GEORGE CRAIG
                                  ----------------------------
                                 Name:  George Craig


                                  /S/ LESLIE E. DIETZMAN
                                  ----------------------------
                                 Name:  Leslie E. Dietzman


                              NBD Bank, N.A., Trustee for the
                              Leslie E. Dietzman Individual
                              Retirement Account


                              By:_____________________________
                                 Name:
                                 Title:

                                  /S/ NEIL TOPHAM
                                  ----------------------------
                              Name:  Neil Topham

                              Bruce E. Ryskamp and Jeralyn G. Ryskamp,
                              Co-Trustees of the Bruce E. Ryskamp Living
                              Trust

                              By:_________________________________
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By:_________________________________
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                              Jeralyn G. Ryskamp and Bruce E. Ryskamp,
                              Co-Trustees of the Jeralyn G. Ryskamp Living
                              Trust


                              By:_________________________________
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By:_________________________________
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                              INVESTORS:

                              ____________________________________
                              Name:  George Craig


                              ____________________________________
                              Name:  Leslie E. Dietzman


                              NBD Bank, N.A., Trustee for the
                              Leslie E. Dietzman Individual
                              Retirement Account


                              By: /S/ KENNETH W. ZANK
                                  ----------------------------
                                 Name:  Kenneth W. Zank
                                 Title: Assistant Vice President & Trust
                                        Officer
                              ________________________________
                              Name:  Neil Topham

                              Bruce E .Ryskamp and Jeralyn G. Ryskamp,
                              Co-Trustees of the Bruce E. Ryskamp
                              Living Trust


                              By: /S/ BRUCE E. RYSKAMP
                                  ----------------------------
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By: /S/ JERALYN G. RYSKAMP
                                  ----------------------------
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                              Jeralyn G. Ryskamp and Bruce E. Ryskamp,
                              Co-Trustees of the Jeralyn G. Ryskamp
                              Living Trust


                              By:  /S/ BRUCE E. RYSKAMP
                                   ---------------------------
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By:  /S/ JERALYN G. RYSKAMP
                                   ---------------------------
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                              INVESTORS:

                              ____________________________________
                              Name:  George Craig

                              ____________________________________
                              Name:  Leslie E. Dietzman


                              NBD Bank, N.A., Trustee for the
                              Leslie E. Dietzman Individual
                              Retirement Account


                              By:_________________________________
                                 Name:
                                 Title:

                              ____________________________________
                              Name:  Neil Topham

                              Bruce E. Ryskamp and Jeralyn G. Ryskamp,
                              Co-Trustees of the Bruce E. Ryskamp Living
                              Trust

                              By: /S/ BRUCE E. RYSKAMP
                                  ----------------------------
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By: /S/ JERALYN G. RYSKAMP
                                  ----------------------------
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                              Jeralyn G. Ryskamp and Bruce E. Ryskamp,
                              Co-Trustees of the Jeralyn G. Ryskamp
                              Living Trust


                              By: /S/ BRUCE E. RYSKAMP
                                  ----------------------------
                                 Name:  Bruce E. Ryskamp
                                 Title: Co-Trustee


                              By: /S/ JERALYN G. RYSKAMP
                                  ----------------------------
                                 Name:  Jeralyn G. Ryskamp
                                 Title: Co-Trustee


                                  /S/ RICHARD M. BUTLER
                                  ----------------------------
                                 Name:  Richard M. Butler


                              Old Kent Bank and Trust Company,
                              Custodian for the Richard M. Butler
                              Individual Retirement Account


                              By:_________________________________
                                 Name:
                                 Title:


                                  /S/ DENNIS K. WADE
                                  ----------------------------
                                 Name:   Dennis K. Wade

                              Old Kent Bank and Trust Company,
                              Custodian for the Dennis K. Wade
                              Individual Retirement Account


                              By:_________________________________
                                 Name:
                                 Title:


                                  /S/ CRAIG B. KLAMER
                                  ----------------------------
                                 Name:  Craig B. Klamer


                              Old Kent Bank and Trust Company,
                              Custodian for the Craig B. Klamer
                              Individual Retirement Account


                              By:_________________________________
                                 Name:
                                 Title:


                                  /S/ J. HAL BAILEY
                                  ----------------------------
                                 Name:  J. Hal Bailey


                                  /S/ RICHARD M. BUTLER
                                  ----------------------------
                                 Name:  Richard M. Butler


                              Old Kent Bank and Trust Company,
                              Custodian for the Richard M. Butler
                              Individual Retirement Account


                              By:/S/______________________________
                                 Name:
                                 Title:


                                  /S/ DENNIS K. WADE
                                  ----------------------------
                                 Name:  Dennis K. Wade

                              Old Kent Bank and Trust Company,
                              Custodian for the Dennis K. Wade
                              Individual Retirement Account


                              By:/S/______________________________
                                 Name:
                                 Title:


                                  /S/ CRAIG B. KLAMER
                                  ----------------------------
                                 Name:  Craig B. Klamer


                              Old Kent Bank and Trust Company,
                              Custodian for the Craig B. Klamer
                              Individual Retirement Account


                              By:/S/______________________________
                                 Name:
                                 Title:


                                  /S/ J. HAL BAILEY
                                  ----------------------------
                                 Name:  J. Hal Bailey


                              Old Kent Bank and Trust Company,
                              Custodian for the J. Hal Bailey
                              Individual Retirement Account


                              By:/S/______________________________
                                 Name:
                                 Title:


                              ____________________________________
                              Name:  Monroe Pofcher


                              ____________________________________
                              Name:  William G. Baker


                              ____________________________________
                              Name:  Edward Bell

                              Old Kent Bank and Trust Company,
                              Custodian for the J. Hal Bailey
                              Individual Retirement Account


                              By:_________________________________
                                 Name:
                                 Title:


                              ____________________________________
                              Name:  Monroe Pofcher


                                   /S/ WILLIAM G. BAKER
                              Name:  William G. Baker


                                    /S/ EDWARD BELL
                              Name:  Edward Bell